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                                    EXHIBIT D

                             JOINT FILING AGREEMENT

               The undersigned hereby agree that the statement on Schedule 13D with respect to the Common Stock of Veritas DGC Inc. dated January 1, 1997 is, and any amendments thereto signed by each of the undersigned shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d- 1(f) under the Securities Exchange Act of 1934.


Date:  January 1, 1997

                                        SOROS CAPITAL, L.P.

                                        By:  Steven J. Gilbert
                                             Managing General Partner


                                        By:  /S/ RICHARD W. GAENZLE
                                             ----------------------------------
                                             Richard W. Gaenzle
                                             Attorney-in-Fact


                                        STEVEN J. GILBERT


                                        By:  /S/ RICHARD W. GAENZLE
                                             ----------------------------------
                                             Richard W. Gaenzle
                                             Attorney-in-Fact


                                        SOROS FUND MANAGEMENT LLC


                                        By:  /S/ MICHAEL C. NEUS
                                             ----------------------------------
                                             Michael C. Neus
                                             Assistant General Counsel


                                        GEORGE SOROS


                                        By:  /S/ MICHAEL C. NEUS
                                             ----------------------------------
                                             Michael C. Neus
                                             Attorney-in-Fact


                                        STANLEY F. DRUCKENMILLER


                                        By:  /S/ MICHAEL C. NEUS
                                             ----------------------------------
                                             Michael C. Neus
                                             Attorney-in-Fact